UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	November 4, 2016
(November 2, 2016)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to PNMR Revolving Credit Facility

On November 2, 2016, PNM Resources, Inc. (“PNMR”) entered into a Fifth Amendment to Credit Agreement, amending its $300,000,000 unsecured revolving credit facility (the “Fifth Amendment to PNMR Facility”), among PNMR, the lenders party thereto, and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent. A copy of the Credit Agreement, dated as of October 31, 2011, which has a current maturity date of October 31, 2020, was filed by PNMR as Exhibit 10.1 to its Current Report on Form 8-K dated October 31, 2011. The First Amendment to Credit Agreement was entered into as of January 18, 2012, and filed by PNMR as Exhibit 10.1 to its Annual Report on Form 10-K for the year ended December 31, 2011. The Second Amendment to Credit Agreement was entered into as of October 31, 2013, and filed by PNMR as Exhibit 10.2 to its Annual Report on Form 10-K for the year ended December 31, 2013. The Third Amendment to Credit Agreement was entered into as of December 17, 2014, and filed by PNMR as Exhibit 10.1 to its Current Report on Form 8-K dated December 17, 2014. The Fourth Amendment to Credit Agreement was entered into as of September 9, 2015, and filed by PNMR as Exhibit 10.6 to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

The Fifth Amendment to PNMR Facility is effective as of November 2, 2016, and extends the maturity date to October 31, 2021 for all but one lender commitment, whose commitment to lend up to $10,000,000 shall terminate, and the repayment of any obligations owed to it shall continue to mature, on October 31, 2020. At that time, the remaining lenders will either increase their commitments by a corresponding amount or the facility will become a $290,000,000 facility during the extended term. The Fifth Amendment to PNMR Facility also includes an additional one-year extension option subject to approval by a majority of lenders, eliminates the concept of “Material Leases” as the term is used in calculating PNMR’s ratio of “Consolidated Indebtedness” to “Consolidated Capitalization” (to clarify that a subsidiary’s rental payments under the extended terms of five Palo Verde Nuclear Generating Station leases are not treated as debt), and adds an acknowledgement and consent to the write-down and conversion powers in respect of any liability of a European Union regulated lender.

The description of the Fifth Amendment to PNMR Facility is not complete and is qualified in its entirety by reference to the entire Fifth Amendment to PNMR Facility, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Wells Fargo and the lenders party to the Fifth Amendment to PNMR Facility perform normal banking (including as lenders under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which they receive customary fees and expenses.

Amendment to PNM Revolving Credit Facility

In addition, on November 2, 2016, Public Service Company of New Mexico (“PNM”), a wholly-owned subsidiary of PNMR, entered into a Third Amendment to Credit Agreement, amending its $400,000,000 unsecured revolving credit facility (the “Third Amendment to PNM Facility”), among PNM, the lenders party thereto, and Wells Fargo, as administrative agent. A copy of the Credit Agreement, dated as of October 31, 2011, which has a current maturity date of October 31, 2020, was filed by PNM as Exhibit 10.2 to its Current Report on Form 8-K dated October 31, 2011. The First Amendment to Credit Agreement was entered into as of January 18, 2012, and filed by PNM as Exhibit 10.2 to its Annual Report on Form 10-K for the year ended December 31, 2011. The Second Amendment to Credit Agreement was entered into as of December 17, 2014, and filed by PNM as Exhibit 10.2 to its Current Report on Form 8-K dated December 17, 2014.

The Third Amendment to PNM Facility is effective as of November 2, 2016, and extends the maturity date to October 31, 2021 for all but one lender commitment, whose commitment to lend up to $40,000,000 shall terminate, and the repayment of any obligations owed to it shall continue to mature, on October 31, 2020. At that time, the remaining lenders will either increase their commitments by a corresponding amount or the facility will become a $360,000,000 facility during the extended term. The Third Amendment to PNM Facility also includes an additional one-year extension option subject to approval by a majority of lenders, eliminates the concept of “Material Leases” as the term is used in calculating PNM’s ratio of “Consolidated Indebtedness” to “Consolidated Capitalization” (to clarify that PNM’s rental payments under the extended terms of five Palo Verde Nuclear

Generating Station leases are not treated as debt), and adds an acknowledgement and consent to the write-down and conversion powers in respect of any liability of a European Union regulated lender.

The description of the Third Amendment to PNM Facility is not complete and is qualified in its entirety by reference to the entire Third Amendment to PNM Facility, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Wells Fargo and the lenders party to the Third Amendment to PNM Facility perform normal banking (including as lenders under other facilities) and investment banking and advisory services from time to time for PNM and its affiliates, for which they receive customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 8.01 Other Events.

Also (i) PNMR entered into a Second Amendment to Term Loan Agreement dated November 2, 2016 among PNMR, the lenders party thereto, and Wells Fargo, as administrative agent, (ii) PNM entered into a First Amendment to Term Loan Agreement dated November 2, 2016 among PNM, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, and (iii) PNM entered into a First Amendment to Credit Agreement dated November 3, 2016 among PNM, the lenders party thereto, and U.S. Bank National Association, as administrative agent. These three amendments eliminate the concept of “Material Leases” as the term is used in calculating the borrower’s ratio of “Consolidated Indebtedness” to “Consolidated Capitalization.” Copies of these amendments are attached hereto as Exhibits 10.3, 10.4 and 10.5.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Fifth Amendment to Credit Agreement, effective November 2, 2016, among PNM Resources, Inc., the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent
10.2
Third Amendment to Credit Agreement, effective November 2, 2016, among Public Service Company of New Mexico, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent

10.3	Second Amendment to Term Loan Agreement, effective November 2, 2016, among PNM Resources, Inc., the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent
10.4	First Amendment to Term Loan Agreement, effective November 2, 2016, among Public Service Company of New Mexico, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent
10.5	First Amendment to Credit Agreement, effective November 3, 2016, among Public Service Company of New Mexico, the lenders party thereto, and U.S. Bank National Association, as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: November 4, 2016	/s/ Joseph D. Tarry
Joseph D. Tarry Vice President, Corporate Controller, and Chief Information Officer (Officer duly authorized to sign this report)